Page 17 of 27 Pages

                                APPENDIX I
                TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS



----------------- --------------- --------------- --------------- -------------
Date of           Person          Amount of       Price per       Where and how
transaction       effecting       securities      share or unit   the
                  transaction     involved                        transaction
                                                                  was effected
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/14/04         SAMC           100,000          16.0000      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/21/04         SAMC           25,000           15.8500      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/21/04         SAMC           1,100            15.8237      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/21/04         SAMC           17,000           15.9869      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/22/04         SAMC           43,008           15.9516      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/22/04         SAMC           15,000           16.0000      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/23/04         SAMC           25,000           15.9970      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/23/04         SAMC           73,892           16.0025      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/24/04         SAMC           61,000           16.0500      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    09/27/04         SAMC           39,000           15.9583      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    10/01/04         SAMC           47,800           15.9779      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    10/04/04         SAMC           5,200            16.0211      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    10/05/04         SAMC           47,000           16.0637      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    10/07/04         SAMC           33,619           15.6793      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    10/07/04         SAMC           69,000           15.6123      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------
                                                                  Regular
    10/13/04         SAMC           48,591           15.4782      market
                                                                  transaction
----------------- --------------- --------------- --------------- -------------